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                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


        Each director and/or officer of FindWhat.com (the "Corporation") whose signature appears below hereby appoints Craig A. Pisaris-Henderson, Phillip R. Thune and Brenda Agius as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-KSB (the "Form 10-KSB") for the fiscal year ended December 31, 2002, and likewise to sign and file with the Commission any and all amendments to the Form 10-KSB, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-KSB and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.













                            Signature Page to Follow

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        IN WITNESS WHEREOF, we have hereunto set our hands this 4th day of
March, 2003.

Signature                                          Title

   /s/ Craig A. Pisaris-Henderson                  Chief Executive Officer, President, Secretary
----------------------------------------           and Chairman of the Board of Directors
    Craig A. Pisaris-Henderson


   /s/ Courtney P. Jones                           Vice Chairman of the Board of Directors
----------------------------------------
    Courtney P. Jones


   /s/ Robert D. Brahms                            Vice Chairman of the Board of Directors
----------------------------------------
    Robert D. Brahms


   /s/ Phillip R. Thune                            Chief Financial Officer, Chief Operating
----------------------------------------           Officer and a Director
    Phillip R. Thune


   /s/ Kenneth E. Christensen                      Director
----------------------------------------
    Kenneth E. Christensen


   /s/ Frederick E. Guest II                       Director
----------------------------------------
    Frederick E. Guest II


   /s/ Robert J. Mylod, Jr.                        Director
----------------------------------------
    Robert J. Mylod, Jr.


   /s/ Rupinder Sidhu                              Director
----------------------------------------
    Rupinder Sidhu